Income Tax	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax
Income Tax
The components of the provision for income taxes were as follows:

	Year Ended December 31, 2016 $	Year Ended December 31, 2015 $	Year Ended December 31, 2014 $
Current	(962)	(2,646)	(5,212)
Deferred	(11)	(76)	(2,355)
Income tax expense	(973)	(2,722)	(7,567)

The Partnership operates in countries that have differing tax laws and rates. Consequently, a consolidated weighted average tax rate will vary from year to year according to the source of earnings or losses by country and the change in applicable tax rates. Reconciliations of the tax charge related to the relevant year at the applicable statutory income tax rates and the actual tax charge related to the relevant year are as follows:

	Year Ended December 31, 2016 $	Year Ended December 31, 2015 $	Year Ended December 31, 2014 $
Net income before income tax expenses	158,938	220,232	226,494
Net income not subject to taxes	(138,542)	(173,298)	(81,604)
Net income subject to taxes	20,396	46,934	144,890
At applicable statutory tax rates
Amount computed using the standard rate of corporate tax	(3,338)	(12,007)	(33,083)
Adjustments to valuation allowance and uncertain tax positions	11,802	5,362	14,851
Permanent and currency differences	(9,125)	4,204	11,507
Change in tax rate	(312)	(281)	(842)
Tax expense related to the current year	(973)	(2,722)	(7,567)

The significant components of the Partnership’s deferred tax assets (liabilities) were as follows:

	Year Ended December 31, 2016 $	Year Ended December 31, 2015 $
Derivative instruments	4,523	7,021
Taxation loss carryforwards and disallowed finance costs	34,927	44,823
Vessels and equipment	3,554	3,462
Capitalized interest	(2,027)	(2,184)
	40,977	53,122
Valuation allowance	(41,064)	(53,198)
Net deferred tax liabilities included in accrued liabilities	(87)	(76)

The Partnership had tax losses in the United Kingdom (or UK) of $12.7 million as at December 31, 2016 (December 31, 2015 – $12.7 million) that are available indefinitely for offset against future taxable income in the UK. The Partnership had tax losses and disallowed finance costs in Spain of 110.3 million Euros or approximately $116.1 million (December 31, 2015 – 110.3 million Euros or approximately $119.8 million) and 34.6 million Euros or approximately $36.4 million (December 31, 2015 – 34.2 million Euros or approximately $37.2 million), respectively, at December 31, 2016 that are available indefinitely for offset against future taxable income in Spain. During 2015, as a result of an audit performed by the Spanish tax authorities on the Partnership’s Spanish subsidiaries, the Partnership and the Spanish tax authorities reached an agreement to reduce the Partnership’s tax losses in Spain by 29.0 million Euros or approximately $30.5 million. The losses were subject to a full valuation allowance, and therefore no change in income tax expense or assets will occur as a result of this agreement. The Partnership also had tax losses in Luxembourg of 93.3 million Euros or approximately $98.1 million as at December 31, 2016 (December 31, 2015 – 120.9 million Euros or approximately $131.3 million) that are available indefinitely for offset against taxable future income in Luxembourg.

The Partnership recognizes interest and penalties related to uncertain tax positions in income tax expense. The tax years 2007 through 2016 currently remain open to examination by the major tax jurisdictions to which the Partnership is subject.